                                SUPPLY AGREEMENT

                                    BETWEEN

                                     XXXXX

                                      AND

                                  TIETEK, INC.











Confidential treatment has been requested for portions of this exhibit. The copy filed here omits the information subject to the confidentiality request. Omissions are designated as XXXXX. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                SUPPLY AGREEMENT


This Supply Agreement is entered into by and between XXXXX and Tietek Inc. ("Buyer") having an office at 14315 West Hardy Road, Houston, TX 77060. The Seller hereby agrees to sell and the Buyer agrees to buy Ground High Density Polyethylene ("Product") that has passed through 15mm screen and meets the Buyer's Specifications, pursuant to the terms and conditions set forth herein.

For and in consideration of the mutual covenants and obligations set forth below, Buyer and Seller hereby agree as follows:

                                SECTION 1.  TERM
                                ----------------

This Agreement shall be effective 7/1/2000 and shall remain in effect through 6/30/2003 and shall continue from year to year thereafter: however, either party may decide not to continue the contract after 6/30/2003 for any reason by giving written notice at least six (6) months prior to the end of the initial or then current contract term.

                               SECTION 2.  PRICE
                               -----------------

Buyer agrees to pay to Seller the amount of XXXXX.


                              SECTION 3.  QUANTITY
                              --------------------

(a) Buyer shall purchase a minimum of 200,000 lbs/week of Product. Four (4) months prior to the end of each twelve-month (12) period, the Buyer shall submit to the Seller an updated Exhibit A that indicates the volume requirement for the upcoming twelve-month period. XXXXX. Each trailer will be loaded to capacity. Seller will at their facility provide certified weight tickets to determine the net weight received. Net weight is minus the trailer, super sacks, and pallets. In the event of any conflicting terms of conditions between such orders, shipping forms, or other documents accompanying such orders and this Agreement, the terms and conditions of this Agreement shall govern.

(b)  [OMITTED IN ITS ENTIRETY]

(c)  Seller's first delivery of product to Buyer shall be no later than sixty
     (60) days after Buyer delivers and installs the Equipment (as defined below in Section 5) to Seller's plant in XXXXX.

(d) Seller shall book shipping containers or vans as needed for shipping Product to Buyer. Buyer shall arrange to be invoiced directly and shall pay for all such containers. Seller shall load containers at Seller's expense.

(e)  Buyer will designate the carrier.


                              SECTION 4.  PAYMENT
                              -------------------

(a) Buyer shall pay for Product deliveries by wire transfer to Seller's account upon presentation of bill of lading, weight tickets, and invoice.

                             SECTION 5.  EQUIPMENT
                             ---------------------

(a) Seller agrees to purchase and ship to Seller's facility, XXXXX, the equipment listed in Exhibit B attached hereto (herein referred to as the "Equipment"). Seller shall operate, service, and maintain the equipment at Seller's sole cost and expense subject to agreed upon standards between the Buyer and the Seller.

(b) Buyer agrees to lend without interest to Seller and Seller agrees to borrow the amount of the equipment, installation, and start-up expenses as set forth on Exhibit B (total $117,000), to finance the acquisition, installation, and start-up of the Equipment by Seller. Seller hereby agrees that the equipment shall be pledged to Buyer to secure the amount of the loan. Seller agrees that a UCC form will be filed placing a lien on the equipment in favor of Buyer.

(c) Seller agrees to repay the loan as follows: The Seller will issue a credit to the Buyer's account on every tenth XXXXX delivery until the obligation is satisfied.

(d) Upon completion by the Seller of the repayment of the loan the Buyer will release the lien. The Equipment shall be deemed free and clear of any liens, security interest and claims of any type.

(e) Buyer and Seller agree not to sell Equipment or transfer title thereto to any third party during the term of this Agreement.


                            SECTION 6.  TERMINATION
                            -----------------------

The parties may terminate this agreement upon sixty (60) days prior written notice as follows:

(a) Buyer may terminate this agreement in the event that the Seller fails to deliver at least 75% of the machine's capability in any calendar month XXXXX.

(b) Seller may terminate this Agreement in the event that the Buyer is unable to pay for material as indicated in Section 4.


                       SECTION 7.  EFFECTS OF TERMINATION
                       ----------------------------------

(a) In the event of termination of this Agreement by the Buyer, full title to the Equipment shall remain the Buyer's. The Buyer shall remove the Equipment from the Seller's plant no later than thirty (30) days after the effective date of the termination. Buyer shall pay for Product delivered by Seller to Buyer that has not been paid. Seller shall have no further right to purchase the Equipment from the Buyer.

(b) In the event of termination of this Agreement by the Seller, Seller has the first option to purchase the Equipment by paying off any unpaid balance due the Buyer. This amount will be determined by taking the total Equipment and installation cost in Exhibit A and subtracting the credits issued over the repayment schedule. If the Seller exercises this option, title of the Equipment shall be transferred to the Seller free and clear of any liens, security interests and claims of any type after the final has been made to the Buyer. If the Seller does not exercise the purchase option for the Equipment, the Buyer shall remove the Equipment from the Seller's plant no later than thirty (30) days after the effective date of the termination. Buyer shall pay for any Product delivered by Seller to Buyer that has not been paid.

                           SECTION 8.  PENALTY CLAUSE
                           --------------------------

In the event the Seller does not deliver to Buyer an average of 85% of the Product based on the volume projections in Exhibit A over a period of 12 consecutive months commencing from the date of the Seller's first delivery of Product, at the end of such 12 month period, Seller shall rebate to Buyer an amount equal to three (3) percent of the purchase price for Product delivered to and paid for by Buyer.

                           SECTION 9.  FORCE MAJEURE
                           -------------------------

(a) Except for the payment obligations of the Buyer, neither party shall be liable to the other hereunder for any failure or breach of performance under this Agreement which failure or breach is caused by a "force majeure cause." In the event any obligations imposed upon either party hereto can not be performed on account of a "force majeure cause" that party shall give notice and details thereof in writing by the fastest means of communications available and shall do all things reasonably possible to remove the cause of such interference.

(b) As used in this Agreement, "force majeure" means any circumstance beyond the control of the party affected including, but not limited to, labor disputes, strikes, lockouts, accidents at Company's factory, shortages of raw materials, acts of God, riots, quarantine, epidemic, war (declared or undeclared), blockage, civil disturbance, insurrection, fire, severe storms beyond normal weather conditions and acts of interference (actual or threatened) of any governmental authority including without limitation, confiscation, expropriation, revocation or denial of import or export authorization, nationalization or seizure.


                            SECTION 10.  WARRANTIES
                            -----------------------

Seller warrants that it will convey good title to the Product and that it will be free from any lawful security interest.

                          SECTION 11.  APPLICABLE LAW
                          ---------------------------

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and applicable federal laws of the United States of America.

(b) Seller and Buyer agree that any disputes arising out of or relating to this Agreement, or the breach thereof, and which cannot be resolved within twenty (20) days from the initial date of such dispute, shall be settled by arbitration administered by the American Arbitration Association under its commercial arbitration rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction. Either party may give the other party written notice of intent to settle the dispute by arbitration.

(c)  The number of arbitrators shall be three (3).

(d)  The place of arbitration shall be Houston, Texas.


                              SECTION 12.  NOTICES
                              --------------------

Any notices required or permitted hereunder shall be made in writing and shall be deemed effective when received by the party to whom the notice is intended. Notice must be given by means of personal delivery or mailed by Registered Mail to the following address:

To Buyer:  Tietek Inc.                  To Seller:  XXXXX
           Attn:  Stephen DiPietro                  XXXXX
           14315 West Hardy Road                    XXXXX
           Houston, TX  77060                       XXXXX


                            SECTION 13.  ASSIGNMENT
                            -----------------------

Neither party hereto shall assign this Agreement or an of its rights hereunder without the express written consent of the other party hereto.


                            SECTION 14.  NON-WAIVER
                            -----------------------

A party's failure to require performance by the other party of any provision hereof shall in no way be deemed a waiver or affect the rights to require such performance at any time thereafter.


                         SECTION 15.  ENTIRE AGREEMENT
                         -----------------------------

This agreement supersedes any prior agreements and discussions between distributor and company and can not be altered or amended except by agreement in writing and signed by duly authorized representative of the parties hereto.

In witness whereof, the Parties hereto have duly executed this Agreement as of the date first mentioned above.

XXXXXXXXXXXXXXXXXXXXX                       TIETEK INC.


By:  /S/  XXXX                         By:  /S/ Henry Sullivan
     -----------------------------          ------------------------------------
     XXXXX                                  Henry Sullivan
     XXXXX                                  President and CEO

                                 EXHIBIT A - 1

                                   EXHIBIT A
                                   ---------

                                 TIETEK, INC.,
                          ESTIMATED VOLUME PROJECTION

                                     XXXXX


For: XXXXX



--------------------------------------------------------------------------------
                 MONTH                  |                VOLUME (XXXXX)
                                        |
----------------------------------------|---------------------------------------
                 July                   |                    XXXXX
----------------------------------------|---------------------------------------
                August                  |                    XXXXX
----------------------------------------|---------------------------------------
               September                |                    XXXXX
----------------------------------------|---------------------------------------
                October                 |                    XXXXX
----------------------------------------|---------------------------------------
                November                |                    XXXXX
----------------------------------------|---------------------------------------
                December                |                    XXXXX
----------------------------------------|---------------------------------------
                January                 |                    XXXXX
----------------------------------------|---------------------------------------
                February                |                    XXXXX
----------------------------------------|---------------------------------------
                  March                 |                    XXXXX
----------------------------------------|---------------------------------------
                  April                 |                    XXXXX
----------------------------------------|---------------------------------------
                   May                  |                    XXXXX
----------------------------------------|---------------------------------------
                   June                 |                    XXXXX
----------------------------------------|---------------------------------------
                  TOTAL                 |                    XXXXX
--------------------------------------------------------------------------------



*XXXXX





                                 EXHIBIT A - 1

                                   EXHIBIT B


                           [DELETED IN ITS ENTIRETY]







                                 EXHIBIT B - 1